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                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934


                           October 23,1998
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               (Date of earliest event reported)


                           SFS Bancorp, Inc.
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       (Exact name of registrant as specified in its charter)


           Delaware                  0-25994                  22-3366295
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(State or other jurisdiction) (Commission File Number)     (IRS Employer
                                                            Identification No.)

 251-263 State Street, Schenectady, New York                    12305
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(Address of principal executive offices)                     (Zip Code)


                             (518) 395-2300
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       (Registrant's telephone number, including area code)


                             Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)
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Item 5.  Other Events
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    On October 23, 1998, SFS Bancorp, Inc., a Delaware corporation ("SFS"), and
Cohoes Savings Bank ("Cohoes") issued a joint press release announcing the execution of a Termination Agreement dated October 23, 1998 (the "Termination Agreement"), which terminated the definitive agreement dated as of July 31, 1998 by and between Cohoes and SFS (the "Merger Agreement"). Under the terms of the Merger Agreement, SFS was to have merged into a newly-formed holding company of Cohoes to be organized in connection with Cohoes' conversion from a mutual to a stock institution (the "Merger").

    The Merger was terminated after Cohoes determined that due to the recent significant decline in the market values of publicly held thrift institutions, including institutions undertaking mutual-to-stock conversions, and regulatory concerns regarding the amount of stock that SFS shareholders would receive in the Merger, that the Merger may not be feasible and could adversely affect the Cohoes conversion. Pursuant to the Termination Agreement, Cohoes paid SFS a termination fee of $2,000,000.

    The Termination Agreement and the press release announcing the termination of the Merger issued on October 23, 1998 are attached as exhibits to this report and are incorporated herein by reference. The foregoing summary of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement.

                                  2
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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    (a) and (b) not applicable.

    (c)  The following exhibits are filed with this report:


          Exhibit Number                             Description
          --------------                             -----------

               2.1* Agreement and Plan of Merger, dated as of July 31, 1998, among SFS and Cohoes, including exhibits thereto

               2.2 Termination Agreement dated October 23, 1998 between SFS and Cohoes


               20.1* Press Release issued on July 31, 1998 with respect to the Merger Agreement

               20.2 Press Release issued on October 23, 1998 with respect to the Termination Agreement




_______________________

    * Incorporated by reference from the Form 8-K filed by SFS with the Securities and Exchange Commission on August 6, 1998.
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                            SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SFS BANCORP, INC.


Date: October 27, 1998            By: /s/ Joseph H. Giaquinto
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                                      Joseph H. Giaquinto, President and
                                       Chief Executive Officer
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